Exhibit 10.45

AMENDMENT TO CONSULTING AND CONFIDENTIALITY AGREEMENT

THIS AMENDING AGREEMENT made as of the 27th day of July, 2025.

BETWEEN:

REALLOYS INC., a body corporate duly incorporated under the laws of Nevada, and having offices located at 7280 W Palmetto Park Rd, Suite 302N, Boca Raton, Florida, 33433

(hereinafter called the “Company”)

AND:	OF THE FIRST PART

ARLINGTON INNOVATION PARTNERS LLC, through David Argyle, an individual with an office located at 2300 Clarendon Blvd., Ste 600, Arlington, Virginia, 22201

(hereinafter called the “Consultant”)

OF THE SECOND PART

WHEREAS the Company and the Consultant entered into a consulting and confidentiality agreement dated December 4, 2024 (the “Consulting Agreement”);

AND WHEREAS the Company and the Consultant wish to make certain amendments to the Consulting Agreement by entering into this amending agreement (the “Amending Agreement”);

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the mutual covenants herein, the consideration hereinafter referred to and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. All capitalized words that are not defined in this Amending Agreement shall have the definition given to them in the Consulting Agreement.

2. The Consulting Agreement is hereby amended such that the last sentence of the first paragraph of Section 3 which states as follows:

“The Base Fees shall immediately commence to accrue but, together with the Signing Bonus, shall only be paid following the completion by the Company of a financing in an amount of no less than USD$5,000,000.”

be deleted in its entirety and replaced with:

“The Base Fees shall immediately commence to accrue but, together with the Signing Bonus, shall only be paid following the completion by the Company of a financing in an amount of no less than USD$20,000,000, provided that the Company makes a payment to the Consultant equal to four (4) months Base Fees or USD$120,000 on or before August 4, 2025.”

3. All other terms and conditions of the Consulting Agreement are hereby reaffirmed.

<<Signature page follows>>

IN WITNESS WHEREOF the Parties hereto have executed this Agreement and agree to be bound thereby with effect as of the date first written above.

REALLOYS INC.

Per:
Authorized Signing Officer

ARLINGTON INNOVATION PARTNERS LLC

Per:
Authorized Signing Officer